                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, a director and officer of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Charles W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution and resubstitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (or other appropriate form), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments and supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of the following securities and/or an exchange offer for such securities (collectively, the "Securities"): (a) unsecured junior subordinated debt securities (the "Debt Securities") of the Company not to exceed an aggregate principal amount of $100,000,000, (b) common securities and preferred securities (the "Trust Securities") of one or more business trusts (the "Trust(s)") formed by the Company in an aggregate amount of up to $100,000,000, the proceeds of the sale of such Trust Securities to be used to by the Trusts(s) to purchase the Debt Securities and (c) guarantees issued by the Company for the payment of amounts payable by the Trust(s) on the Trust Securities. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ Lewis N. Miller, Jr.
                                       -------------------------------------
                                       Lewis N. Miller, Jr.

                                       Date:  March 6, 1997

                               POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, a director and officer of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Charles W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution and resubstitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (or other appropriate form), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments and supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of the following securities and/or an exchange offer for such securities (collectively, the "Securities"): (a) unsecured junior subordinated debt securities (the "Debt Securities") of the Company not to exceed an aggregate principal amount of $100,000,000, (b) common securities and preferred securities (the "Trust Securities") of one or more business trusts (the "Trust(s)") formed by the Company in an aggregate amount of up to $100,000,000, the proceeds of the sale of such Trust Securities to be used to by the Trusts(s) to purchase the Debt Securities and (c) guarantees issued by the Company for the payment of amounts payable by the Trust(s) on the Trust Securities. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ Charles W. Tysinger
                                       -------------------------------
                                       Charles W. Tysinger

                                       Date:  May 12, 1997

                               POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, a director and officer of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Charles W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution and resubstitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (or other appropriate form), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments and supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of the following securities and/or an exchange offer for such securities (collectively, the "Securities"): (a) unsecured junior subordinated debt securities (the "Debt Securities") of the Company not to exceed an aggregate principal amount of $100,000,000, (b) common securities and preferred securities (the "Trust Securities") of one or more business trusts (the "Trust(s)") formed by the Company in an aggregate amount of up to $100,000,000, the proceeds of the sale of such Trust Securities to be used to by the Trusts(s) to purchase the Debt Securities and (c) guarantees issued by the Company for the payment of amounts payable by the Trust(s) on the Trust Securities. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ James F. Betts
                                       -------------------------------
                                       James F. Betts

                                       Date:  March 5, 1997

                               POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, a director and officer of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Charles W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution and resubstitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (or other appropriate form), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments and supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of the following securities and/or an exchange offer for such securities (collectively, the "Securities"): (a) unsecured junior subordinated debt securities (the "Debt Securities") of the Company not to exceed an aggregate principal amount of $100,000,000, (b) common securities and preferred securities (the "Trust Securities") of one or more business trusts (the "Trust(s)") formed by the Company in an aggregate amount of up to $100,000,000, the proceeds of the sale of such Trust Securities to be used to by the Trusts(s) to purchase the Debt Securities and (c) guarantees issued by the Company for the payment of amounts payable by the Trust(s) on the Trust Securities. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ Alvin R. Clements
                                       -------------------------------
                                       Alvin R. Clements

                                       Date:  March 5, 1997

                               POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, a director and officer of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Charles W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution and resubstitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (or other appropriate form), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments and supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of the following securities and/or an exchange offer for such securities (collectively, the "Securities"): (a) unsecured junior subordinated debt securities (the "Debt Securities") of the Company not to exceed an aggregate principal amount of $100,000,000, (b) common securities and preferred securities (the "Trust Securities") of one or more business trusts (the "Trust(s)") formed by the Company in an aggregate amount of up to $100,000,000, the proceeds of the sale of such Trust Securities to be used to by the Trusts(s) to purchase the Debt Securities and (c) guarantees issued by the Company for the payment of amounts payable by the Trust(s) on the Trust Securities. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ Phyllis L. Cothran
                                       -------------------------------
                                       Phyllis L. Cothran

                                       Date:  March 5, 1997

                               POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, a director and officer of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Charles W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution and resubstitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (or other appropriate form), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments and supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of the following securities and/or an exchange offer for such securities (collectively, the "Securities"): (a) unsecured junior subordinated debt securities (the "Debt Securities") of the Company not to exceed an aggregate principal amount of $100,000,000, (b) common securities and preferred securities (the "Trust Securities") of one or more business trusts (the "Trust(s)") formed by the Company in an aggregate amount of up to $100,000,000, the proceeds of the sale of such Trust Securities to be used to by the Trusts(s) to purchase the Debt Securities and (c) guarantees issued by the Company for the payment of amounts payable by the Trust(s) on the Trust Securities. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ Jack H. Ferguson
                                       -------------------------------
                                       Jack H. Ferguson

                                       Date:  March 5, 1997

                               POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, a director and officer of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Charles W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution and resubstitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (or other appropriate form), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments and supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of the following securities and/or an exchange offer for such securities (collectively, the "Securities"): (a) unsecured junior subordinated debt securities (the "Debt Securities") of the Company not to exceed an aggregate principal amount of $100,000,000, (b) common securities and preferred securities (the "Trust Securities") of one or more business trusts (the "Trust(s)") formed by the Company in an aggregate amount of up to $100,000,000, the proceeds of the sale of such Trust Securities to be used to by the Trusts(s) to purchase the Debt Securities and (c) guarantees issued by the Company for the payment of amounts payable by the Trust(s) on the Trust Securities. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ James F. Campbell
                                       -------------------------------
                                       James F. Campbell

                                       Date:  June 3, 1997

                               POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, a director and officer of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Charles W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution and resubstitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (or other appropriate form), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments and supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of the following securities and/or an exchange offer for such securities (collectively, the "Securities"): (a) unsecured junior subordinated debt securities (the "Debt Securities") of the Company not to exceed an aggregate principal amount of $100,000,000, (b) common securities and preferred securities (the "Trust Securities") of one or more business trusts (the "Trust(s)") formed by the Company in an aggregate amount of up to $100,000,000, the proceeds of the sale of such Trust Securities to be used to by the Trusts(s) to purchase the Debt Securities and (c) guarantees issued by the Company for the payment of amounts payable by the Trust(s) on the Trust Securities. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ G. Bruce Miller
                                       -------------------------------
                                       G. Bruce Miller

                                       Date:  March 5, 1997

                               POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, a director and officer of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Charles W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution and resubstitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (or other appropriate form), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments and supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of the following securities and/or an exchange offer for such securities (collectively, the "Securities"): (a) unsecured junior subordinated debt securities (the "Debt Securities") of the Company not to exceed an aggregate principal amount of $100,000,000, (b) common securities and preferred securities (the "Trust Securities") of one or more business trusts (the "Trust(s)") formed by the Company in an aggregate amount of up to $100,000,000, the proceeds of the sale of such Trust Securities to be used to by the Trusts(s) to purchase the Debt Securities and (c) guarantees issued by the Company for the payment of amounts payable by the Trust(s) on the Trust Securities. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ T. Justin Moore, III
                                       -------------------------------
                                       T. Justin Moore, III

                                       Date:  March 5, 1997

                               POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, a director and officer of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Charles W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution and resubstitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (or other appropriate form), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments and supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of the following securities and/or an exchange offer for such securities (collectively, the "Securities"): (a) unsecured junior subordinated debt securities (the "Debt Securities") of the Company not to exceed an aggregate principal amount of $100,000,000, (b) common securities and preferred securities (the "Trust Securities") of one or more business trusts (the "Trust(s)") formed by the Company in an aggregate amount of up to $100,000,000, the proceeds of the sale of such Trust Securities to be used to by the Trusts(s) to purchase the Debt Securities and (c) guarantees issued by the Company for the payment of amounts payable by the Trust(s) on the Trust Securities. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ Richard L. Morrill
                                       -------------------------------
                                       Richard L. Morrill

                                       Date:  March 5, 1997

                               POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, a director and officer of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Charles W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution and resubstitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (or other appropriate form), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments and supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of the following securities and/or an exchange offer for such securities (collectively, the "Securities"): (a) unsecured junior subordinated debt securities (the "Debt Securities") of the Company not to exceed an aggregate principal amount of $100,000,000, (b) common securities and preferred securities (the "Trust Securities") of one or more business trusts (the "Trust(s)") formed by the Company in an aggregate amount of up to $100,000,000, the proceeds of the sale of such Trust Securities to be used to by the Trusts(s) to purchase the Debt Securities and (c) guarantees issued by the Company for the payment of amounts payable by the Trust(s) on the Trust Securities. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ Lloyd U. Noland, III
                                       -------------------------------
                                       Lloyd U. Noland, III

                                       Date:  March 5, 1997

                               POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, a director and officer of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Charles W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution and resubstitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (or other appropriate form), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments and supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of the following securities and/or an exchange offer for such securities (collectively, the "Securities"): (a) unsecured junior subordinated debt securities (the "Debt Securities") of the Company not to exceed an aggregate principal amount of $100,000,000, (b) common securities and preferred securities (the "Trust Securities") of one or more business trusts (the "Trust(s)") formed by the Company in an aggregate amount of up to $100,000,000, the proceeds of the sale of such Trust Securities to be used to by the Trusts(s) to purchase the Debt Securities and (c) guarantees issued by the Company for the payment of amounts payable by the Trust(s) on the Trust Securities. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ William G. Reynolds, Jr.
                                       -------------------------------
                                       William G. Reynolds, Jr.

                                       Date:  March 5, 1997

                               POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, a director and officer of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints each of Charles W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution and resubstitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (or other appropriate form), with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments and supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of the following securities and/or an exchange offer for such securities (collectively, the "Securities"): (a) unsecured junior subordinated debt securities (the "Debt Securities") of the Company not to exceed an aggregate principal amount of $100,000,000, (b) common securities and preferred securities (the "Trust Securities") of one or more business trusts (the "Trust(s)") formed by the Company in an aggregate amount of up to $100,000,000, the proceeds of the sale of such Trust Securities to be used to by the Trusts(s) to purchase the Debt Securities and (c) guarantees issued by the Company for the payment of amounts payable by the Trust(s) on the Trust Securities. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Securities. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                       /s/ Kenneth S. White
                                       -------------------------------
                                       Kenneth S. White

                                       Date:  March 5, 1997